EXHIBIT 10.1

                          MASTER ADVERTISING AGREEMENT
                                 (NON-STANDARD)

      This Master Advertising Agreement (the "Agreement") is made and entered into as of the 29th day of March, 2001 (the "Effective Date") by and between eDiets.com ("Company"), with its principal business offices located at 3467 West Hillsboro Boulevard, Suite Two, Deerfield Beach, FL 33442, and Microsoft Corporation ("Microsoft"), with its principal business offices located at One Microsoft Way, Redmond, WA 98052.

      In consideration of the covenants and conditions hereinafter set forth, Microsoft and Company agree as follows:

1. Services. Company shall participate in the program(s) set forth in the Schedule(s) attached hereto by mutual written agreement of the parties. Each Schedule shall be not be effective until signed by both parties.

2.    Payment.

      a. Invoices. Company shall pay Microsoft the fees set forth in each Schedule within thirty (30) days after the date of each Microsoft invoice. Amounts not paid when due or during the cure period under this Agreement will accrue interest at a rate of one and one-half percent (1.5%), compounded on a monthly basis. In addition to all other available rights and remedies, Microsoft reserves the right to cancel and remove any and all advertisements if Company fails to make timely payments of any amounts owing hereunder. All payments of amounts owing to Microsoft will be made at the following location or such other location designated by Microsoft in writing: Microsoft Corporation, P.O. Box 7247-7123, Philadelphia, PA 19170-7123.

      b. Taxes. The fees, advances and other amounts owing to Microsoft pursuant to this Agreement do not include taxes or other governmental fees. Company will pay all taxes and other governmental fees arising out of or related to all transactions undertaken pursuant to this Agreement, other than taxes on Microsoft income and revenue, and will provide Microsoft with appropriate evidence of such payment upon request.

3. Content license. Company will provide advertisements, trademarks, product images and/or content (collectively, "Content") necessary to fulfill its obligations under each Schedule. Company hereby grants Microsoft a world-wide, non-exclusive, royalty-free license to distribute, display, transmit, and otherwise use the Content as reasonably anticipated to fulfill Microsoft's obligations under this Agreement and such Schedule(s).

4. Content limitations. Content may not contain, advertise, link (either directly or, if with the knowledge of Company, indirectly) to or otherwise be related to content that (a) is obscene, defamatory, libelous, slanderous, profane, indecent or unlawful; (b) infringes or misappropriates third party intellectual property rights (including, but not limited to, copyrights, trademarks, service marks or any other proprietary, publicity or privacy right); (c) constitutes "hate speech", whether directed at an individual or a group, and whether based upon the race, sex, creed, national origin, religious affiliation, sexual orientation or language of such individual or group; (d) facilitates or promotes gambling, or the sale or use of liquor, tobacco products or illicit drugs; or (e) facilitates, promotes or forwards illegal contests, pyramid schemes or chain letters. Microsoft may, but is under no obligation to, review the Content, and may refuse to make Content available to users in whole or in part if Microsoft determines that Content violates the foregoing limitations or such other reasonable limitations as Microsoft may adopt from time to time. Additionally, Company warrants that it will not willfully or knowingly provide Content which promotes or contains viruses, worms, corrupted files, cracks or other materials that are intended to or may damage or render inoperable software, hardware or security measures of Microsoft, subscribers or any third party. Failure by Microsoft to exhibit Content which does not meet the specifications required by Microsoft, includes materials which do not meet Microsoft's content limitations, and/or is in violation of Company's warranties does not constitute a breach of this Agreement or otherwise entitle Company to any legal remedy.

5. Links to Internet sites. Company warrants and represents to Microsoft that each Internet site identified by URLs in advertisements is in compliance with Company's warranties set forth in Section 8. Microsoft may reject any Content or refuse to provide links from any site owned, operated or controlled by Microsoft to any materials on Company's site that: (a) violates Company's warranties; (b) is factually inaccurate, misleading or deceptive; and/or (c) contain any programs, application, interfaces or other functions that, given the nature of the Microsoft network of Internet services (collectively, "MSN") and in Microsoft's reasonable judgment would have a deleterious effect on any MSN user's experience. In determining whether any materials on the Company's site or Content would have a deleterious effect on a MSN user's experience, Microsoft shall use standards consistent with those Microsoft uses to determine quality standards for its other featured partners. Microsoft may test Company's URLs, and in Microsoft's sole discretion may remove any URLs at any time that fail to comply with the above requirements if Company has not cured such failure within forty-eight (48) hours of notification. Notwithstanding the foregoing, Company may provide alternate URLs to Microsoft.

6. Removal of Content. If Microsoft receives a claim of infringement concerning the Content or a claim which alleges a breach of Sections 5 or 8, the parties agree that Microsoft may, in addition to any other remedies provided for herein, immediately remove the Content from any and all Microsoft site(s), pending receipt of a non-infringing replacement link or satisfactory resolution of the claim, and any such removal shall not constitute a breach of this Agreement. Company must provide non-infringing replacement Content or resolve the claim to Microsoft' satisfaction, within forty-eight (48) hours of notification.

7. Term and Termination. This Agreement shall commence as of the Effective Date and may only be terminated by either party immediately following a material breach of this Agreement or the NDA, which breach remains uncured for a period of fifteen (15) days after written notice thereof is received by the non-breaching party. However, the parties agree that each Schedule may be terminated according to the terms for such program.

8.    Representations and Warranties.

      a. By Company. Company represents and warrants that: (a) it has the full corporate rights, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (b) its execution of this Agreement does not and will not violate any agreement to which Company is a party or by which Company is otherwise bound, or any applicable law, rule or regulation (including those regulating the use and distribution of content on the Internet and protection of personal privacy); (c) the Content and all products and/or services offered, sold or otherwise provided as part of Company's site do not and will not violate any third party intellectual property rights (including, but not limited to, copyrights, trademarks, service marks or any other proprietary, publicity or privacy right) or give rise to any obligation for the payment of any sums to any third party by Microsoft or Microsoft's successors in interest; (d) the Content does not and will not violate the terms set forth in Section 4 above; and (e) it has an effect a privacy policy that is available online and it will adhere to the information gathering, dissemination, privacy protection and other practices performed in such privacy policy.

      b. By Microsoft. Microsoft represents and warrants to Company that it has the full corporate rights, power and authority to enter into this Agreement and to perform the acts required of it hereunder.

      c. WARRANTY DISCLAIMER. EXCEPT AS SET FORTH HEREIN, THIS SECTION CONTAINS THE ONLY WARRANTIES, EXPRESS OR IMPLIED, MADE BY COMPANY AND MICROSOFT. EXCEPT AS EXPRESSLY PROVIDED HEREIN, MSN AND ANY MATERIALS OR OTHER SERVICES PROVIDED BY OR ON BEHALF OF MICROSOFT PURSUANT TO THIS AGREEMENT ARE PROVIDED "AS IS" AND WITH ALL DEFECTS. MICROSOFT HEREBY DISCLAIMS ALL REPRESENTATIONS, WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, TITLE, NONINFRINGEMENT, COMPATABILITY, SECURITY, AND CONDITION OR OPERATION OF THE FOREGOING AND/OR THE TECHNOLOGY DEPLOYED IN CONNECTION THEREWITH. MICROSOFT DOES NOT WARRANT THE CONTINUED OR UNINTERRUPTED OPERATION OF THE INTERNET OR MSN.

9. Indemnity. The parties agree to indemnify, defend, and hold each other harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses (including reasonable attorneys' fees) and damages arising out of or in connection with any claim made by a third party that, if true, would be a breach by either party of any representation, warranty, or obligation to be performed by such party hereunder. If any action shall be brought against either party (the "Claimant") in respect to any allegation for which indemnity may be sought from the other party (the "Indemnifying Party") pursuant to the provisions of this section, Claimant shall promptly notify Indemnifying Party in writing, specifying the nature of the action and the total monetary amount sought or other such relief as is sought therein. Claimant shall not settle or otherwise compromise any claim without the written consent of Indemnifying Party, which consent shall not be unreasonably withheld. Claimant shall cooperate with Indemnifying Party at Indemnifying Party's expense in all reasonable respects in connection with the defense of any such action. Indemnifying Party may upon written notice to Claimant undertake to conduct all proceedings or negotiations in connection therewith, assume the defense thereof, and if it so undertakes, it shall also undertake all other required steps or proceedings to settle or defend any such action, including the employment of counsel that shall be satisfactory to Claimant, and payment of all expenses. Claimant shall have the right to employ separate counsel and participate in the defense at Claimant's sole expense. Indemnifying Party shall reimburse Claimant upon demand for any payments made or loss suffered by it at any time after the date of tender, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands, or actions, in respect to any damages to which the foregoing relates.


Microsoft Confidential

10.   Limitation of Liability.

      a. Limitation of Remedies. EXCEPT TO THE EXTENT ARISING PURSUANT TO
      SECTION 9, A BREACH OF SECTION 12 OR IN THE EVENT OF WILLFUL MISCONDUCT BY EITHER PARTY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF OR UNAUTHORIZED ACCESS TO INFORMATION INCURRED BY THE OTHER PARTY ARISING OUT OF THIS AGREEMENT (PROVIDED THAT THIS LIMITATION SHALL NOT LIMIT EITHER PARTY'S OBLIGATION TO INDEMNIFY THE OTHER PARTY FOR THIRD PARTY CLAIMS WHICH INCLUDE SUCH DAMAGES), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

      b. Limitation of Damages. EXCEPT TO THE EXTENT ARISING PURSUANT TO SECTION 9, A BREACH OF SECTION 12 OR IN THE EVENT OF WILLFUL MISCONDUCT BY EITHER PARTY, IN NO EVENT WILL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY FOR DAMAGES IN EXCESS OF AMOUNTS ACTUALLY PAID AND/OR OWING TO MICROSOFT HEREUNDER.

11. Notices. All notices and requests in connection with this Agreement will be deemed given (a) when personally delivered, (b) when delivered by facsimile or telex, (c) the next business day following delivery to a nationally recognized courier service guarantying next-day delivery, or
      (d) five (5) business days after being placed in the United States mail, postage prepaid, certified or registered, return receipt requested, as follows, or to such other address as the party to receive the notice or request so designates by at least ten (10) days prior written notice to the other party:

      e. Notices to Company: eDiets.com, 3467 West Hillsboro Boulevard, Suite Two, Deerfield Beach, FL 33442 , Attn: Barb Hemp, with a copy to: eDiets.com, 3467 West Hillsboro Boulevard, Suite Two, Deerfield Beach, FL 33442 attn: Legal Department.

      f. Notices to Microsoft: Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399, Attn: Program Contact (as designated in each Schedule), with a copy to: Microsoft Law & Corporate Affairs, One Microsoft Way, Redmond, WA 98052, Fax: (425) 936-7329, Attn: Gregory Ritts.

12. Non-Disclosure. The parties acknowledge and agree that the Microsoft Non-Disclosure Agreement dated as of 2/22/01 ("NDA") entered into by and between the parties applies to this Agreement as if fully set forth herein and that all of the terms of this Agreement (including but not limited to its existence) and all discussions and negotiations related thereto are considered Confidential Information (as that term is defined in the NDA) of Microsoft under the NDA.

13. Press Releases. Neither party will issue any press release or make any public announcement(s) relating in any way whatsoever to this Agreement or the relationship established by this Agreement without the express prior written consent of the other party, which consent shall not be unreasonably withheld except as provided by law, provided that Microsoft may make informational references to each program set forth in the Schedule(s) attached hereto and Company's participation therein in publicity and press releases without obtaining Company's consent.

14. Miscellaneous. Company is an independent contractor, and nothing in this Agreement will be construed as creating an employer-employee relationship, partnership, or joint venture between the parties. This Agreement shall be construed and controlled by the laws of the State of Washington. Company hereby irrevocably consents to the personal jurisdiction of in the state and federal courts sitting in King County, Washington, USA. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorney's fees. Neither party may assign, sub-license, transfer, encumber or otherwise dispose of this Agreement (other than to a person, firm or entity controlling, controlled by or under common control with the assigning party or in connection with a sale of all or substantially all of the assigning party's assets) without the other party's prior written approval. Any attempted assignment, sub-license, transfer, encumbrance or other disposal without such consent shall be void and shall constitute a material default and breach of this Agreement. Except as otherwise provided, this Agreement shall be binding upon and inure to the benefit of the parties' successors and lawful assigns. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications. This Agreement does not constitute an offer by Microsoft and it shall not be effective until signed by both parties. This Agreement shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Company and Microsoft by their respective duly authorized representatives. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party. If any provision of this Agreement


Microsoft Confidential
      conflicts with governing law or if any provision is held to be null, void or otherwise ineffective or invalid by a court of competent jurisdiction,
      (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect. This Section and Sections 2 (Payment), 8 (Warranties), 9 (Indemnification), 10 (Limitation of Liability), and 12 (Non-Disclosure) shall survive termination, along with any other provisions that might reasonably be deemed to survive such termination.


      IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date written above.

MICROSOFT CORPORATION                       EDIETS.COM, Inc.


/s/ Gary Larkin                             /s/ Ronald Caporale
--------------------------------            ---------------------------------
By (Sign)                                   By (Sign)

Gary Larkin                                 Ronald Caporale
--------------------------------            ---------------------------------
Name (Print)                                Name (Print)

MSN Sales Manager                           EVP Business Development
--------------------------------            ---------------------------------
Title                                       Title

3/30/01                                     3/29/01
--------------------------------            ---------------------------------
Date                                        Date


Microsoft Confidential

                                   SCHEDULE 1
               MICROSOFT NETWORK OF INTERNET SERVICES ADVERTISING

This Schedule 1 is made pursuant to that certain Master Advertising Agreement (the "Agreement") dated _____, 2001 by and between Microsoft Corporation ("Microsoft") and eDiets.com ("Company") and confirms the terms pursuant to which Company will purchase advertising placements on MSN.

1.    AD PLACEMENTS:

      A. Microsoft will provide a total of three hundred thirty four million five hundred thirty-eight thousand six hundred seventy-five (334,538,675) placements to Company on MSN per month ("Monthly Guarantee") as set forth in Exhibit 1-A attached hereto, unless the parties agree upon alternate placements and fees in writing. Notwithstanding the foregoing, Microsoft reserves the right to revise the placements in its sole discretion.

      B. The parties will complete a Microsoft Insertion Order (including Microsoft's standard terms and conditions) (collectively, "IO") each quarter of the Term for the Ad Requests. "Ad Requests" means the request of an advertising element as a direct result of a user's action, as recorded by the advertisement's server software. Each IO will include the date, number and location of the Ad Requests and ad types. The parties will complete an IO for April immediately upon execution of this Agreement and IOs for each calendar quarter thereafter at least thirty (30) days prior to the start of such quarter. In the event of a conflict between the terms of any IO and this Schedule, including cancellation, the parties agree that this Schedule shall supercede the IO.

      C. Company agrees to refresh its creative as mutually agreed during the Term, but no less frequently than once every seven days.

      D. Microsoft may, in its sole discretion, deliver Ad Requests in excess of the Monthly Guarantee, however, Company will not be obligated to pay Microsoft for such over-delivery, unless the parties agree on payment terms in a written amendment to this Schedule.

      E. If Microsoft fails to deliver the agreed upon number of Ad Requests during the Term, Company's sole remedy for such failure will be the extension of the Term for a period of ninety (90) days until the agreed upon number of Ad Requests (or other Ad Requests as the parties may agree) are provided.

2.    CONVERSIONS:

      A. Microsoft will provide fifty thousand (50,000) Conversions to Company according to the quarterly calendar set forth in Exhibit 1-B, attached hereto, during the Term. A "Conversion" means: (i) an approved credit card sign-up for Company's service(s) by a user that clicks through to Company's site from MSN; (ii) a customer who formerly signed up for Company's service(s), allowed their account to expire and signed up again after clicking through to Company's site from MSN; and/or (iii) an approved credit card sign-up for Company's service(s) by a MSN-referred user by phone or fax.

      B. Exhibit 1-B outlines the proposed Conversion benchmarks for each quarter ("Quarterly Conversion Goals").

      C. Except as outlined in section 4.A(iv) below, if Microsoft fails to deliver a total of Fifty Thousand (50,000) Conversions during the Term, Company's sole remedy for such failure will be the extension of the Term for a maximum period of ninety (90) days until the agreed upon number of Conversions are provided. If, at the end of said extension period the Conversion goals have still not been met, the Company will only be obligated to compensate Microsoft for those Conversions that have been delivered.

3.    REPORTING:

      A. Company shall develop, implement and maintain the technology required to track usage of the Conversions by users linking to the Company site from any Microsoft, and will provide Microsoft with weekly Conversion reports substantially in the format set forth in
            Exhibit 1-C ("Reports") as set forth in Section 3.C. Subject to mutual agreement by the parties, such Reports shall be delivered in a template designated by Microsoft, and shall include click-throughs by MSN page groups, click-through rates, conversion by ad element and page group, and any other field designated by Microsoft. If Company's reporting, site and/or registration tool(s) are not functional and accessible for more than one (1) hour on any given day of the Term, Microsoft will receive credit for such day according to the highest daily conversions attained during the most recent thirty (30) day period.


Microsoft Confidential

      B. The parties agree that in the event of a discrepancy of up to five percent (5%) between the Reports and any Quarterly Conversion Goal, the Quarterly Conversion Goal for such quarter shall be deemed provided, and Company shall be obligated to pay Microsoft fees due for the subsequent quarter as set forth in Exhibit 1-B. If a discrepancy of more than five percent (5%) occurs, Microsoft will make reasonable efforts to remedy the conversion shortfall through additional ad requests within the following quarter.

      C.    Company will provide Reports according to the following frequency:
            (i) daily access to its on-line reporting tool; and (ii) weekly printed Reports no later than 5:00 pm each Monday of the Term, unless the parties agree to an alternate delivery schedule.

      D. Company agrees to keep all usual and proper records and books of account and all usual and proper entries relating to Company's reporting commitments as set forth herein. Microsoft shall have the right to cause an audit and/or inspection to be made of the applicable Company records in order to verify Company's compliance with the terms of this Agreement. Any audit and/or inspection shall be conducted during regular business hours upon written notice.

      E. The parties agree to review the Reports on a weekly basis in person or via teleconference (at Microsoft's discretion) or an alternate time agreed upon by the parties.

4.    FEES:

      A. Subject to Section 6, Company will pay Microsoft an aggregate advertising fee ("Fee") of [_______________] during the Term as set forth in Exhibit 1-B. Such sum shall be payable as follows:

            i. Company will remit a payment of [_____________________] when this Agreement is signed and returned to Microsoft ("Advance").

            ii. Company will be obligated to pay Microsoft the installments set forth in Exhibit 1-B through June 30, 2001 (totaling [_________________]). In consideration thereof, Microsoft will provide ten thousand five hundred (10,500) Conversions to Company by June 30, 2001, and such Conversions shall be valued at a rate of [_________] each.

            iii. Subject to Section 4 (iv) below, Company will be obligated to pay Microsoft subsequent installments set forth in Exhibit 1-B upon the later of each calendar date or within five (5) business days after Microsoft meets each Quarterly Conversion Goal. For example, if Microsoft met the second Quarterly Conversion Goal of 15,000 on October 12, 2001, Company would be obligated to pay Microsoft [_________________] by October 19, 2001.

            iv. Notwithstanding any of the foregoing provisions, if Microsoft fails to provide a Quarterly Conversion Goal in any quarter of the Term, Company will be relieved of subsequent payments to Microsoft until such Quarterly Conversion Goal is met. For example, if Microsoft provided ten thousand (10,000) Conversions as of June 30, 2001, Company would be relieved of the subsequent payment due on July 15, 2001 until Microsoft delivered the shortfall of five hundred (500) Conversions and met the first Quarterly Conversion Goal of ten thousand five hundred (10,500) Conversions.

            v. Company agrees that the Conversions will be valued at the following rates: (a) 0 - 25,000 Conversions [_________] each;
                  (b) 25,001 - 50,000 Conversions:[_______] each; and (c) 50,001
                  Conversions and over:[________] each.

      B. Distribution Adjustment. On a quarterly basis (including, at the end of the Term), Microsoft will compare the number of Conversions against the fees paid by Company for such quarter (or the Term). If the fees incurred pursuant to Section 4 for the number of Conversions during such quarter (or the Term) are greater than the fees paid for such quarter (or the Term), Microsoft will invoice Company for the difference at the applicable rate per Conversion as outlined in section 4A (v). If at the end of the Term (or the extended Term if the contract period is prolonged pursuant to
            Section 2.C) the fees (including the Advance) received by Microsoft hereunder exceed the amount of the fees incurred by Company for the Conversions, Microsoft will refund the difference to Company; except that in no event will Microsoft be required to refund or otherwise return to Company any portion of fees already earned through Conversions delivered under this Agreement through the effective date of termination.

5. TERM: This Schedule is binding upon signature and the "Term" will be in effect commencing April 1, 2001 through March 31, 2002.

6.    TERMINATION:


Microsoft Confidential

      A. For convenience. (i) Microsoft has the right to terminate this Schedule for any reason at any time upon thirty (30) days' written notice to Company. (ii) Ninety (90) days after commencement of the Term or thereafter, Company may terminate this Schedule for any reason upon thirty (30) days' written notice to Microsoft. (iii) If either party terminates this Schedule, the parties will be relieved of their respective obligations, except Company will pay Microsoft at the rates set forth in Section 4.A(v) for any Conversions provided by Microsoft through the effective date of termination. Microsoft will refund all monies paid by Company (including the Advance) less payment properly due Microsoft for such Conversions, unless the fees due for such Conversions exceed the monies paid.

      B. For cause. Either party may immediately terminate this Schedule upon written notice if the other party breaches the Schedule in any material respect, and the breach remains uncured for a period of fifteen (15) days following the breaching party's receipt of written notice of the breach from the non-breaching party. If this Schedule is terminated pursuant to this Section 6.B, the parties will have no further obligations to each other, except Company will pay Microsoft as outlined in Section 4.A(v) for any Conversions provided by Microsoft through the effective date of termination. Additionally:
            (i) if Microsoft terminates this Schedule due to Company's breach, Company will pay Microsoft a penalty of fees due for the next thirty
            (30) day period as outlined in Exhibit 1-B; or (ii) if Company terminates this Schedule due to Microsoft's breach, Microsoft will provide Company Ad Requests for the thirty (30) day period following the effective date of termination at no charge to Company.

This Schedule shall be attached to and incorporated into the Agreement, and is subject to all the terms and conditions of the Agreement. Whereby the parties enter into this Schedule as of the later of the two dates below.

Microsoft                                   Company
MICROSOFT CORPORATION                       EDIETS.COM Inc.
One Microsoft Way                           3467 W. Hillsboro Blvd., Suite 2
Redmond, WA 98052-6399                      Deerfield Beach, FL 33442

By /s/ Gary Larkin                          /s/ Ronald Caporale
--------------------------------            ---------------------------------
(Sign)                                      (Sign)
Gary Larkin                                 Ronald Caporale
--------------------------------            ---------------------------------
Name (Print)                                Name (Print)
MSN Sales Manager                           EVP Business Development
--------------------------------            ---------------------------------
Title                                       Title
3/30/2001                                   3/29/2001
--------------------------------            ---------------------------------
Date                                        Date
Program Contact: Michael Iantosca



Microsoft Confidential

                                                        EXHIBIT 1-A

-------------------------------------------------------------------------------------------------------------------------
                                                                                                               Monthly
 Service                  Ad Type             Description                                                    Impressions
-------------------------------------------------------------------------------------------------------------------------
Domestic Chat              Banner             WB01 Chat Entertainment Category Banners                            38,973
                                              ---------------------------------------------------------------------------
                                              WB01 Chat Health & Medicine Category Banners                         6,318
                                              ---------------------------------------------------------------------------
                                              WB01 Chat Lifestyles Category Banners                              363,615
                                              ---------------------------------------------------------------------------
                                              WB01 Chat Miscellaneous/ROS Banners                             15,352,074
                                              ---------------------------------------------------------------------------
                                              WB01 Chat Romance Category Banners                                 809,791
                                              ---------------------------------------------------------------------------
                                              WB01 Chat Sports&Recreation Category Banners                        19,248
                                              ---------------------------------------------------------------------------
                                              WB01 Chat Teen Category Banners                                    454,587
-------------------------------------------------------------------------------------------------------------------------
Health                     Banner             HE01i Health Channel Banners                                     1,946,121
                           ----------------------------------------------------------------------------------------------
                           120*60             HE10s Community & Events 120x60                                    253,503
                                              ---------------------------------------------------------------------------
                                              HE10s Condition Centers 120x60                                     262,438
                                              ---------------------------------------------------------------------------
                                              HE10s Living Better 120x60                                         171,593
                                              ---------------------------------------------------------------------------
                                              HE10s Resource Library 120x60                                      381,695
                                              ---------------------------------------------------------------------------
                                              HE17s Health Front Page Button                                   2,922,231
                           ----------------------------------------------------------------------------------------------
                           120*90             HE06i Resource Library 120x90                                      392,677
                                              ---------------------------------------------------------------------------
                                              HE06s Community & Events 120x90                                    260,206
                                              ---------------------------------------------------------------------------
                                              HE06s Condition Centers 120x90                                     269,987
                                              ---------------------------------------------------------------------------
                                              HE06s Health Today's Specials 120x90                             2,974,349
                           ----------------------------------------------------------------------------------------------
                           Logo 120*30        HE20s Health Header Link 120x30                                  4,395,963
                                              ---------------------------------------------------------------------------
                                              HM01 Outlook Express Banner                                      2,544,892
                           ----------------------------------------------------------------------------------------------
                           120*90             HM06 English Home Page Button 120x90                             6,305,400
                                              ---------------------------------------------------------------------------
                                              HM06 English Logout Page Button 120x90                           6,669,842
                           ----------------------------------------------------------------------------------------------
                           150*35             HM74 Logout Page Text Link Bottom 150x35                         6,464,018
                                              ---------------------------------------------------------------------------
                                              HM74 Logout Page Text Link Top 150x35                            6,903,520
                           ----------------------------------------------------------------------------------------------
                           250*35             HM73 Home Page Text Link Bottom 250x35                           6,580,779
                                              ---------------------------------------------------------------------------
                                              HM73 Home Page Text Link Top 250x35                              6,833,770
                           ----------------------------------------------------------------------------------------------
                           260*45             HM28 English Text Ad 260x45                                     14,538,609
-------------------------------------------------------------------------------------------------------------------------
Link Exchange              Banner             LE01 *BN Health & Fitness                                          309,910
-------------------------------------------------------------------------------------------------------------------------
Love and Relationships     Banner             LR01i Love & Relationships Banner                                  756,273
                           ----------------------------------------------------------------------------------------------
                           120*60             LR17i L&R Committed #2 120x60                                       33,372
                                              ---------------------------------------------------------------------------
                                              LR17i L&R Crushed #2 120x60                                         45,338
                                              ---------------------------------------------------------------------------
                                              LR17i L&R Dating #2 120x60                                          54,188
                                              ---------------------------------------------------------------------------
                                              LR17i L&R Home Page #2 120x60                                    1,293,723
                                              ---------------------------------------------------------------------------
                                              LR17i L&R Single #2 120x60                                         208,832
                           ----------------------------------------------------------------------------------------------
                           120*90             LR06i L&R Committed #1 120x90                                       33,379
                                              ---------------------------------------------------------------------------
                                              LR06i L&R Crushed #1 120x90                                         45,338
                                              ---------------------------------------------------------------------------
                                              LR06i L&R Dating #1 120x90                                          54,204
                                              ---------------------------------------------------------------------------
                                              LR06i L&R Home Page #1 120x90                                    1,293,762
                                              ---------------------------------------------------------------------------
                                              LR06i L&R Single #1 120x90                                         208,878
                           ----------------------------------------------------------------------------------------------
                           Logo 120*30        LR20s Love & Relationships Headerlink                            1,023,831
-------------------------------------------------------------------------------------------------------------------------
MSN.com Home               MSN Text Ad        MS28 MSN Merchant Text Ad                                      103,695,000
                           ----------------------------------------------------------------------------------------------
                           Small Banner       MS27 MSN Front Page Small Banner                               102,300,000
-------------------------------------------------------------------------------------------------------------------------
MSNBC                      Banner             NB01 *Business                                                     522,397
                                              ---------------------------------------------------------------------------
                                              NB01 *Health                                                       436,613
                                              ---------------------------------------------------------------------------
                                              NB01 Newsweek Lifestyle&Family Subsec                               23,349
                                              ---------------------------------------------------------------------------
                                              NB10i Health A-Column Button (a) 125x125                           434,000
                                              ---------------------------------------------------------------------------


Microsoft Confidential

                           ----------------------------------------------------------------------------------------------
                           Mid Page           NB04i Business Left Mid                                            232,500
                                              ---------------------------------------------------------------------------
                                              NB04i Health Left Mid                                              282,432
                                              ---------------------------------------------------------------------------
                                              NB04i Health Right Mid                                             283,216
                                              ---------------------------------------------------------------------------
                                              NB04i Living Left Mid                                              449,020
                                              ---------------------------------------------------------------------------
                                              NB04i Living Right Mid                                             449,020
                           ----------------------------------------------------------------------------------------------
                           Sm Banner Lower    NB27i Front Cover Small Banner Lower 230x33                      7,925,996
                           ----------------------------------------------------------------------------------------------
                           Sm Banner Upper    NB27i Front Cover Small Banner Upper 230x33                      8,342,178
-------------------------------------------------------------------------------------------------------------------------
Web Communities            Banner             WB01 Community Computers&Internet Category Banners                 106,944
                                              ---------------------------------------------------------------------------
                                              WB01 Community Health Category Banners                             100,580
                                              ---------------------------------------------------------------------------
                                              WB01 Community Home & Families Category Banners                    373,070
                                              ---------------------------------------------------------------------------
                                              WB01 Community Lifestyles Category Banners                         653,313
                                              ---------------------------------------------------------------------------
                                              WB01 Community Miscellaneous/ROS Banners                         8,826,525
                           ----------------------------------------------------------------------------------------------
                           120*60             WB17 Community Business 120x60                                     139,919
                                              ---------------------------------------------------------------------------
                                              WB17 Community Health & Wellness 120x60                             23,907
                                              ---------------------------------------------------------------------------
                                              WB17 Community Home & Families 120x60                               90,281
                                              ---------------------------------------------------------------------------
                                              WB17 Community Lifestyles 120x60                                   144,197
                                              ---------------------------------------------------------------------------
                                              WB17 Community Miscellaneous Button 120x60                       1,507,803
-------------------------------------------------------------------------------------------------------------------------
WomenCentral               Banner             WC01 WomenCentral Banners                                        1,693,431
                           ----------------------------------------------------------------------------------------------
                           120*60             WC17i Beauty and Style 120x60                                      106,311
                                              ---------------------------------------------------------------------------
                                              WC17i Career 120x60                                                 21,415
                                              ---------------------------------------------------------------------------
                                              WC17i Community 120x60                                             296,769
                                              ---------------------------------------------------------------------------
                                              WC17i Family 120x60                                                 83,040
                                              ---------------------------------------------------------------------------
                                              WC17i Homelife 120x60                                               16,349
                                              ---------------------------------------------------------------------------
                                              WC17i Relationships 120x60                                         104,585
                                              ---------------------------------------------------------------------------
                                              WC17i Today (Front Page) 120x60                                    240,476
                                              ---------------------------------------------------------------------------
                                              WC17i Weddings Button 120x60                                        62,000
                                              ---------------------------------------------------------------------------
                                              WC17s Fitness 120x60                                                58,283
                                              ---------------------------------------------------------------------------
                                              WC17s Health 120x60                                                 23,594
                           ----------------------------------------------------------------------------------------------
                           120*90             WC06i Beauty and Style 120x90                                      106,280
                                              ---------------------------------------------------------------------------
                                              WC06i Career 120x90                                                 21,424
                                              ---------------------------------------------------------------------------
                                              WC06i Community 120x90                                             296,834
                                              ---------------------------------------------------------------------------
                                              WC06i Family 120x90                                                 83,037
                                              ---------------------------------------------------------------------------
                                              WC06i Fitness 120x90                                                58,283
                                              ---------------------------------------------------------------------------
                                              WC06i Health 120x90                                                 23,594
                                              ---------------------------------------------------------------------------
                                              WC06i Homelife 120x90                                               16,346
                                              ---------------------------------------------------------------------------
                                              WC06i Relationships 120x90                                         104,588
                                              ---------------------------------------------------------------------------
                                              WC06i Today (Front Page) 120x90                                    217,939
                                              ---------------------------------------------------------------------------
                                              WC06i Weddings Button 120x90                                        62,000
                                              ---------------------------------------------------------------------------
                                              WC06s Underwire 120x90                                              22,615
-------------------------------------------------------------------------------------------------------------------------
Grand Total                                                                                                  334,538,675
-------------------------------------------------------------------------------------------------------------------------


Microsoft Confidential

                                   EXHIBIT 1-B

                                   Payments        Quarterly Conversion Goals
                              1-Apr $ [_________]
                             15-May $ [_________]
                             30-May $ [_________]
                            15-June $ [_________]
                            30-June $ [_________]                     [10,500]
                    ------------------------------------------------------------
                             15-Jul $ [_________]
                             30-Jul $ [_________]
                             15-Aug $ [_________]
                             30-Aug $ [_________]
                             15-Sep $ [_________]
                             30-Sep $ [_________]                     [15,000]
                    ------------------------------------------------------------
                             15-Oct $ [_________]
                             30-Oct $ [_________]
                             15-Nov $ [_________]
                             30-Nov $ [_________]
                             15-Dec $ [_________]
                             30-Dec $ [_________]                     [12,250]
                    ------------------------------------------------------------
                             15-Jan $ [_________]
                             30-Jan $ [_________]
                             15-Feb $ [_________]
                             30-Feb $ [_________]
                             15-Mar $ [_________]
                             28-Mar $ [_________]                     [12,250]
                    ------------------------------------------------------------

                    Total           $ [_________]                     [50,000]


Microsoft Confidential

                                                         EXHIBIT 1-C

------------------------------------------------------------------------------------------------------------------------------------
  eDiets Summary Report for Wed Mar 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
                 Name                     ID             YTD                          MTD                         3/28/01

                                              Sess Profs Sales (net) Conv  Sess Profs Sales (net) Conv  Sess Profs Sales (net) Conv
------------------------------------------------------------------------------------------------------------------------------------
Chat Entertainment Category Banners      88386   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Chat Health & Medicine Category Banners  88387   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Chat Lifestyles Category Banners         88388   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Chat Miscellaneous/ROS Banners           88389   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Chat Romance Category Banners            88359   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Chat Sports&Recreation Category Banners  88369   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Chat Teen Category Banners               88341   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Health Channel Banners                   88337   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community & Events 120x60                88360   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Condition Centers 120x60                 88370   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Living Better 120x60                     88302   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Resource Library 120x60                  88303   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Health Front Page Button                 88304   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Resource Library 120x90                  88301   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community & Events 120x90                88305   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Condition Centers 120x90                 88306   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Health Today's Specials 120x90           88307   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Health Header Link 120x30                88309   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Outlook Express Banner                   88315   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
English Home Page Button 120x90          88361   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
English Logout Page Button 120x90        88371   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Logout Page Text Link Bottom 150x35      88353   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Logout Page Text Link Top 150x35         88348   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Home Page Text Link Bottom 250x35        88355   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Home Page Text Link Top 250x35           88354   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
English Text Ad 260x45                   88349   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
BN Health & Fitness                      88350   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Love & Relationships Banner              88351   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
L&R Committed #2 120x60                  88356   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
L&R Crushed #2 120x60                    88352   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
L&R Dating #2 120x60                     88357   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
L&R Home Page #2 120x60                  88316   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
L&R Single #2 120x60                     88310   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
L&R Committed #1 120x90                  88320   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
L&R Crushed #1 120x90                    88321   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
L&R Dating #1 120x90                     88326   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
L&R Home Page #1 120x90                  88362   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
LR06i L&R Single #1 120x90               88372   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
LR20s Love & Relationships Headerlink    88367   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
MS28 MSN Merchant Text Ad                88373   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
MS27 MSN Front Page Small Banner         88384   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
NB *Business                             88385   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
NB *Health                               88346   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
NB01 Newsweek Lifestyle&Family Subsec    88347   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
NB10i Health A-Column Button (a) 125x125 88336   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
--------------------------------------- --------------------------------------------------------------------------------------------
NB04i Business Left Mid                  88327   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
NB04i Health Left Mid                    88338   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
NB04i Health Right Mid                   88368   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------

NB04i Living Left Mid                    88374   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
NB04i Living Right Mid                   88340   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
NB27i Front Cover Small Banner
Lower 230x33                             88308   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
NB27i Front Cover Small Banner
Upper 230x33                             88313   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WB01 Community Computers&Internet
Category Banners                         88318   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WB01 Community Health Category Banners   88342   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community Home & Families
Category Banners                         88343   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community Lifestyles Category Banners    88381   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community Miscellaneous/ROS Banners      88317   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community Business 120x60                88325   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community Health & Wellness 120x60       88324   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community Home & Families 120x60         88363   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community Lifestyles 120x60              88375   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Community Miscellaneous Button 120x60    88329   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC WomenCentral Banners                  88330   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Beauty and Style 120x60               88331   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Career 120x60                         88334   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Community 120x60                      88332   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Family 120x60                         88333   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Homelife 120x60                       88311   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Relationships 120x60                  88344   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Today (Front Page) 120x60             88382   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Weddings Button 120x60                88345   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Fitness 120x60                        88383   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Health 120x60                         88322   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Beauty and Style 120x90               88323   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Career 120x90                         88328   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Community 120x90                      88335   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Family 120x90                         88339   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Fitness 120x90                        88319   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Health 120x90                         88364   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Homelife 120x90                       88376   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Relationships 120x90                  88380   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Today (Front Page) 120x90             88312   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Weddings Button 120x90                88365   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
WC Underwire 120x90                      88377   0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Totals                                           0     0       0 (0) 0.00%    0     0       0 (0) 0.00%    0     0       0 (0) 0.00%
------------------------------------------------------------------------------------------------------------------------------------


Microsoft Confidential